Exhibit 99.1

SITE PLAN FOOTPRINT
PREVIOUSLY APPROVED MONTREIGN FOOTPRINT
PREVIOUSLY APPROVED HOTEL FOOTPRINT
THOMPSONVILE ROAD
ENTERTAINMENT VILLAGE SITE
JOYLAND ROAD
MONTREIGN RESORT CASINO
THOMPSON, NY

JCJARCHITECTURE
h15032.00 / 2015-0708 / © jcj architecture